UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):	December 17, 2004

FIRST LITCHFIELD FINANCIAL CORPORATION (Exact name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	0-28815 (Commission file number)	06-124132 (IRS employer identification no.)

13 North Street, Litchfield, Connecticut (Address of principal executive offices)	06759 (Zip code)

Registrant's telephone number, including area code:	(860) 567-8752

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 8. Other Events.

        Item 8.01. Other Events.

        The Board of Directors of First Litchfield Financial Corporation (the “Corporation”), parent company of The First National Bank of Litchfield approved a stock repurchase program to acquire in the next twelve (12) months up to an aggregate of 120,000 shares of the Corporation’s outstanding shares, which would represent approximately 6.21% of the outstanding company stock of the Corporation.

Section 9. Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

                  (a)        Not Applicable.

                  (b)        Not Applicable.

                  (c)        Exhibits

                              99.1                                   Press Release dated December 17, 2004.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: December 17, 2004	FIRST LITCHFIELD FINANCIAL CORPORATION By: /s/ Carroll A. Pereira Carroll A. Pereira Treasurer